UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  March 13, 2003
                                                        ----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


                  Highway 412 West, Tontitown, Arkansas 72770
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code (479) 361-9111
                                                          --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item  9.  Regulation FD Disclosure.
-------------------------------------------------------------------------------
On March 13, 2003, P.A.M. Transportation Services, Inc. issued the following press release attached hereto as Exhibit 99.1.


Item  7.  Financial Statements and Exhibits.
-------------------------------------------------------------------------------

         (a)   Financial Statements:  None
         (b)   Pro Forma Financial Statements:  None
         (c)   Exhibits. The following exhibits are furnished with this Report:

               99.1 Press Release of the Registrant (March 13, 2003)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION  SERVICES,  INC.



Dated: March 13, 2003                     By: /s/ Robert  W.  Weaver
                                          -------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer


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